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                                                                     Exhibit 10

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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of
Keyport Life Insurance Company

   We consent to the use of our report dated February 16, 1996, included herein and to the reference to our Firm under the heading "Experts" in the Statement of Additional Information.

   Our report dated February 16, 1996 contains an explanatory paragraph that refers to a change in accounting by the Company to adopt the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities", effective January 1, 1994.

                                       KPMG Peat Marwick LLP

Boston, Massachusetts
October 14, 1996